UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934
   Date of Report (Date of Earliest Event Reported): 10-22-03

                MEDICAL STAFFING SOLUTIONS, INC.
     (Exact name of registrant as specified in its charter)

     NEVADA                333-71276            91-2135006
(State or jurisdiction   (Commission       (I.R.S. Employer
of incorporation or         File           Identification Number)
   organization)            Number)

                 8150 Leesburg Pike, Suite 1200
                     Vienna, Virginia 22182
            (Address of principal executive offices)

                          703-641-8890
      Registrant's telephone number, including area code)

                        3021 West Excel
                   Spokane, Washington 99208
 (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     99.1  October 22, 2003 Press Release.
     99.2  October 23, 2003 Press Release.
     99.3  October 29, 2003 Press Release.
     99.4  October 30, 2003 Press Release.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2003       Medical Staffing Solutions, Inc.
                                       (Registrant)


                              /s/  B.B. Sahay
                           By:-------------------------
                                   B.B. Sahay
                           Chairman of Board and CEO